                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported):   August 31, 1998


                        TRANSAMERICAN ENERGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                   33-85930                       76-0441642
             ------------------------            ----------------
             (Commission File Number)            (I.R.S. Employer
                                                 Identification No.)


                 1300 North Sam Houston Parkway East, Suite 200
                             Houston, Texas  77032
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (281) 986-8822
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 1.          CHANGES IN CONTROL OF REGISTRANT.

                 Not applicable.

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.

                 Not applicable.

ITEM 3.          BANKRUPTCY OR RECEIVERSHIP.

                 Not applicable.

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                 Not applicable.

ITEM 5.          OTHER EVENTS.

                 On August 31, 1998, TransAmerican Refining Corporation, a wholly owned subsidiary of the Company, issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 6.          RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                 Not applicable.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

                 The following exhibit is filed as a part of this report:

                 99.1 Press Release dated August 31, 1998 of TransAmerican Refining Corporation.

ITEM 8.          CHANGE IN FISCAL YEAR.

                 Not applicable.

ITEM 9.          SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                 Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            TRANSAMERICAN ENERGY CORPORATION


                            By     /s/  ED DONAHUE
                               ----------------------------------------------
                            Name:  Ed Donahue
                            Title: Vice President and Chief Financial Officer


Dated: August 31, 1998

                                    EXHIBITS

Exhibit
  No.                              Description
-------                            -----------

  99.1      Press Release dated August 31, 1998 of TransAmerican Refining
            Corporation.





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